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CGM
CAPITAL
DEVELOPMENT
FUND
137th Quarterly  Report
September 30, 1995

A No-Load Fund


CGM LOGO
(Man Fencing)


Investment Adviser
CAPITAL GROWTH MANAGEMENT
Limited Partnership
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TO OUR SHAREHOLDERS:

CGM Capital Development Fund increased 12% during the third quarter of 1995 comparing favorably to an increase of 7.9% for the unmanaged Standard and Poor's 500 Index. For the first nine months of the year, CGM Capital Development Fund rose 32% compared to an increase of 29.7% in the S&P 500.

The stock market believes the "soft landing" has occurred. Economic expansion has slowed somewhat as indicated by average monthly gains in employment, which are decidedly lower than in 1994, but still in the plus territory to the tune of 150,000 additional jobs. Gross Domestic Product increased at a rate of just 1.1% in the second quarter versus a 2.7% gain in the first quarter. However, we expect the rate could climb to roughly 2.5% in the recently completed third quarter. Nonetheless, the pace of recovery is hardly strong enough to rekindle fears of inflation. Some heavy capital goods sectors of the economy are slowing, but we could see gains in consumer spending now that the hot summer is over. Though the signals are mixed, we believe the slow recovery is still under way.

Sizeable gains in corporate profits combined with lower interest rates have fueled an unusually strong stock market this year. Seldom does the cost of money decline while the economy is improving. From this point in the economic cycle, we can expect moderate gains in profits and level or even slightly lower interest rates resulting in more modest gains in security prices.

Given the current scenario, why could long-term bond rates decline from present levels? Simply answered, the bond market is influenced by more than supply and demand for funds. Factors that could nudge rates lower are reduced inflation, some progress in curbing government spending, lowering the budget deficit and perhaps, down the road, a balanced budget. Bond investors would be impressed by early signs of a change in direction toward fiscal conservatism.

Though the equity market has increased nearly 30% this year as measured by the S&P 500, we cannot expect the momentum to continue at the same rate. Signs of short-term, long-overdue corrections are appearing in share prices of technology and telecommunications companies. Overall, however, the market seems to be in a mid-range of value relative to reported earnings.

CGM Capital Development Fund has major holdings in airlines, aluminum, and money center banks. The three largest holdings are Biochem Pharm Inc., Citicorp and Hewlett-Packard Company.


                                                 /s/ Robert L. Kemp
                                                 ------------------------------
                                                     Robert L. Kemp
October 12, 1995                                     President
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INVESTMENT PERFORMANCE
(unaudited)
Total Return for Periods Ended September 30, 1995

                    CGM CAPITAL
                    DEVELOPMENT            S&P 500          THE FUND'S AVERAGE
                        FUND                INDEX           ANNUAL TOTAL RETURN
                    -----------            -------          -------------------
10 Years ......       +560.8%              +341.7%                  +20.8%
5 Years .......       +246.9               +121.2                   +28.2
1 Year ........       + 12.5               + 29.7                   +12.5
3 Months ......       + 12.0               +  7.9                     --

The percentage figures for the Fund are based upon the beginning net asset values of $20.59, $16.46, $25.07 and $24.25, respectively, and the September 30, 1995 net asset value of $27.17 per share assuming the reinvestment of income dividends, capital gains and paid-in capital distributions during such respective periods. The S&P 500 Index has also been adjusted for the reinvestment of income dividends during these periods. Although the S&P 500 Index and the Fund are not directly comparable, the index is shown because it is widely used by investors to measure unmanaged stock market performance. When viewing the Fund's performance, one should keep in mind the Fund's investment objective and policies, the characteristics and quality of its portfolio securities, and the periods selected.

The performance data contained in the report represent past performance, which is no guarantee of future results. The investment return on, and the principal value of, an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
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--------------------------------------------------------------------------------
INVESTMENTS AS OF SEPTEMBER 30, 1995
(unaudited)

COMMON STOCKS -- 100.0% OF TOTAL NET ASSETS

                                                      SHARES          VALUE(A)
                                                      ------          --------
AEROSPACE -- 3.8%
  Boeing Company................................      282,000      $ 19,246,500
                                                                   ------------
AIRLINES -- 21.4%
  AMR Corporation...............................      342,000        24,666,750
  Alaska Air Group, Inc.........................      180,000         2,812,500
  Continental Airlines, Inc.....................      307,000        11,243,875
  Northwest Airlines Corporation................      815,000        34,637,500
  UAL Corporation...............................      200,500        34,260,438
                                                                   ------------
                                                                    107,621,063
                                                                   ------------
ALUMINUM -- 14.7%
  Alcan Aluminium Limited.......................      622,000        20,137,250
  Aluminum Company of America...................      459,000        24,269,625
  Kaiser Aluminum Corporation...................    1,080,000        15,795,000
  Maxxam, Inc...................................      280,100        13,759,912
                                                                   ------------
                                                                    73,961,787
                                                                   ------------
BANKS -- MONEY CENTER -- 12.6%
  Chemical Banking Corporation..................      462,000        28,124,250
  Citicorp......................................      496,000        35,092,000
                                                                   ------------
                                                                     63,216,250
                                                                   ------------
BIOTECHNOLOGY -- 7.1%
  Biochem Pharm, Inc............................    1,125,000        35,859,375
                                                                   ------------
ELECTRONIC & COMMUNICATION
  EQUIPMENT -- 5.2%
  Nokia Corporation ADR ........................      378,000        26,365,500
                                                                   ------------
ENVIRONMENTAL SERVICES -- 10.4%
  Potash Corporation of
    Saskatchewan, Inc...........................      463,500        28,852,875
  Vigoro Corporation............................      550,000        23,237,500
                                                                   ------------
                                                                     52,090,375
                                                                   ------------
INSURANCE -- 4.6%
  American International
    Group, Inc..................................      270,000        22,950,000
                                                                   ------------
MACHINERY -- 2.6%
  AGCO Corporation .............................      282,000      $ 12,831,000
                                                                   ------------
MISCELLANEOUS -- 5.9%
  NIKE, Inc.....................................      265,000        29,448,125
                                                                   ------------
MICROCOMPUTERS -- 7.0%
  Hewlett-Packard Company.......................      420,000        35,017,500
                                                                   ------------
PERIPHERALS -- 4.7%
  Seagate Technology............................      563,000        23,716,375
                                                                   ------------
TOTAL COMMON STOCKS (Identified Cost
  $410,656,892) ................................                    502,323,850
                                                                   ------------
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                                                       FACE
                                                      AMOUNT
SHORT-TERM INVESTMENT -- 0.1%                         ------

Chevron Oil Finance Company, 6.00%, 10/02/95
  (Cost $330,000) ..............................     $330,000           330,000
                                                                   ------------

TOTAL INVESTMENTS -- 100.1%
  (Identified Cost $410,986,892) .................................. 502,653,850
    Cash and Receivables ..........................................   3,986,486
    Liabilities ...................................................  (4,422,592)
                                                                   ------------
TOTAL NET ASSETS -- 100% ..........................................$502,217,744
                                                                   ============


(a)Security valuation--Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ national market system, or if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term notes having a maturity of less than sixty days are stated at amortized cost, which approximates value.
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TELEPHONE NUMBERS
-------------------------------------------------------------------------------

For information about:

[]  Account Procedures and Status     []  New Account Procedures

[]  Redemptions                       []  Prospectuses

[]  Exchanges                         []  Performance

Call 800-343-5678                     Call 800 345-4048

                          ----------------------------
                               MAILING ADDRESSES
                          ----------------------------

FOR EXISTING ACCOUNTS                 FOR NEW ACCOUNT APPLICATIONS ONLY

                                      The CGM Funds
CGM Shareholder Services              P.O. Box 449
c/o Boston Financial Data Services    Boston, MA 02117-0449
P.O. Box 8511
Boston, MA 02266-8511
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
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                                              25 YEAR INVESTMENT RECORD
                                 DECEMBER 31, 1969 -- SEPTEMBER 30, 1995 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------
                           IF YOU HAD PURCHASED ONE SHARE OF THE FUND ON DECEMBER 31, 1969
--------------------------------------------------------------------------------------------------------------------
                    --AND HAD TAKEN ALL DIVIDENDS                   OR -- HAD REINVESTED ALL DIVIDENDS AND CAPITAL
                       AND DISTRIBUTIONS IN CASH                          GAINS DISTRIBUTIONS IN ADDITIONAL SHARES
                ----------------------------------------------------------------------------------------------------
                                 DURING THE YEAR
                             YOU WOULD HAVE RECEIVED                                WHICH WOULD REPRESENT
                             -----------------------------               -------------------------------------------
                                                              THE VALUE OF                 A CUMULATIVE
                   THE NET                                   YOUR ORIGINAL                    CHANGE
                  ASSET VALUE      PER SHARE      PER SHARE    INVESTMENT        AN          EXPRESSED
    ON             OF YOUR       CAPITAL GAINS     INCOME       AT EACH         ANNUAL    AS AN INDEX WITH
 DECEMBER         SHARE WOULD     DISTRIBUTIONS   DIVIDENDS    YEAR END      TOTAL RETURN   DECEMBER 31,
    31             HAVE BEEN          OF             OF     WOULD HAVE BEEN      OF         1969 = 100.0
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
   1969            $11.41                                         --            --             100.0
   1970             10.45            $ 0.30        $0.22       $ 10.98        -   3.8           96.2
   1971             12.55              --           0.20         13.44        +  22.4          117.7
   1972             14.63              --           0.08         15.79        +  17.5          138.4
   1973             12.69              --           0.08         13.75        -  12.9          120.5
   1974              7.78              0.37*        0.14          8.80        -  36.0           77.1
   1975              9.35              --           0.15         10.78        +  22.5           94.5
   1976             10.98              --           0.13         12.84        +  19.1          112.5
   1977             10.74              --           0.18         12.76        -   0.6          111.8
   1978             13.05              --           0.27         15.94        +  24.9          139.7
   1979             16.20              --           0.35         20.31        +  27.4          178.0
   1980             20.50              1.65*        0.36         29.02        +  42.9          254.3
   1981             17.34              3.38         0.36         30.32        +   4.5          265.8
   1982             24.88              2.88         0.41         54.25        +  78.9          475.5
   1983             25.21              2.50         0.47         62.71        +  15.6          549.6
   1984             17.28              6.15         0.11         57.57        -   8.2          504.6
   1985             25.02              --           0.18         84.17        +  46.2          737.7
   1986             23.12              7.46         0.16        108.07        +  28.4          947.2
   1987             16.56             10.09         0.14        125.26        +  15.9         1097.8
   1988             15.87              0.02         0.62        124.88        -   0.3         1094.5
   1989             18.37              --           0.34        147.23        +  17.9         1290.4
   1990             18.53              --           0.10        149.30        +   1.4         1308.5
   1991             25.80             11.07*        0.06        297.25        +  99.1         2605.1
   1992             27.43              2.68*        0.20        349.27        +  17.5         3061.0
   1993             27.71              7.51         0.07        449.50        +  28.7         3939.6
   1994             20.58              0.71         0.07        346.57        -  22.9         3037.4
   1995(9/30)       27.17               --           --         457.47        +  32.0**       4009.4
                                      -----         ----                        ------
   Totals                            $56.77        $5.45                      +3909.4
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   *Includes $0.15, $0.09, $0.02 and $0.02 per share distributed from paid-in capital.
  **Total return for the nine months ended September 30, 1995.
--------------------------------------------------------------------------------------------------------------------
The performance data contained in this report represent past performance, which is no guarantee of future results.
The investment return on, and the principal value of, an investment in the Fund will fluctuate so that investors'
shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT
LIMITED PARTNERSHIP
Boston, Massachusetts 02110


TRANSFER AND DIVIDEND PAYING
AGENT AND CUSTODIAN OF ASSETS

STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts 02102


SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND
TRUST COMPANY

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8511
Boston, Massachusetts 02266

This report has been prepared for the shareholders of the Fund and is not authorized for distribution to current or prospective investors in the Fund unless it is accompanied or preceded by a prospectus.

CQR3                                                         Printed in U.S.A.